Exhibit 99.3

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statements (No. 333-140943, 333-107411, and 333-92963) on Form S-3 and (No. 333-123308 and 333-67849) on Form S-8 of KEMET Corporation of our report dated December 12, 2007, relating to the consolidated financial statements of Arcotronics Italia S.p.A. and subsidiaries as of and for the years ended December 31, 2006 and 2005 appearing in this Current Report on Form 8-K/A of KEMET Corporation for the year ended December 31, 2006.

DELOITTE & TOUCHE S.p.A.

December 13, 2007